Form N-SAR: Multi-class supplement

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Overseas Portfolio: $4,679
Janus Aspen Worldwide Portfolio: $3797

Service Class
Janus Aspen Overseas Portfolio: $7,168
Janus Aspen Worldwide Portfolio: $744

Service II Class
Janus Aspen Overseas Portfolio: $1,887
Janus Aspen Worldwide Portfolio: $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Flexible Bond Portfolio: $10,003

Service Class
Janus Aspen Flexible Bond Portfolio: $2,120

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen Overseas Portfolio: $0.3511
Janus Aspen Worldwide Portfolio: $0.1681

Service Class
Janus Aspen Overseas Portfolio: $0.2675
Janus Aspen Worldwide Portfolio: $0.1321

Service II Class
Janus Aspen Overseas Portfolio: $0.2661
Janus Aspen Worldwide Portfolio: $0.1328

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Flexible Bond Portfolio: $0.3559

Service Class
Janus Aspen Flexible Bond Portfolio: $0.3559

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: 869
Janus Aspen Overseas Portfolio: 13,162
Janus Aspen Worldwide Portfolio: 21,533

Service Class
Janus Aspen Global Technology Portfolio: 19,914
Janus Aspen Overseas Portfolio: 26,334
Janus Aspen Worldwide Portfolio: 5,801

Service II Class
Janus Aspen Global Technology Portfolio: 5,315
Janus Aspen Overseas Portfolio: 6,193
Janus Aspen Worldwide Portfolio: 384

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: $5.53
Janus Aspen Overseas Portfolio: $57.10
Janus Aspen Worldwide Portfolio: $30.13

Service Class
Janus Aspen Global Technology Portfolio: $5.66
Janus Aspen Overseas Portfolio: $56.04
Janus Aspen Worldwide Portfolio: $29.80

Service II Class
Janus Aspen Global Technology Portfolio: $5.79
Janus Aspen Overseas Portfolio: $56.37
Janus Aspen Worldwide Portfolio: $29.89